UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 25, 2008 (March 19, 2008)

BARNES & NOBLE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-12302	06-1196501
(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

(212) 633-3300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2008, the Compensation Committee of the Board of Directors of Barnes & Noble, Inc. (the “Company”) approved the performance criteria for purposes of determining the minimum bonuses to be paid to the executive officers listed below for the Company’s fiscal year ending January 31, 2009 (“fiscal 2008”).

The performance criteria are based on earnings before interest, taxes, depreciation and amortization, on a consolidated basis, with bonus payouts based on a percentage of annual salary as set forth below. Bonuses may also be earned in lesser percentages if targets are not achieved by specified amounts.

Executive Officer	Minimum Annual Bonus as Percentage of Annual Salary if Target Achieved	Maximum Annual Bonus Payable as Percentage of Annual Salary if Target Exceeded by Specified Amount (1)
Leonard Riggio Chairman	150%	175%
Stephen Riggio Vice Chairman and Chief Executive Officer	150%	175%
Mitchell S. Klipper Chief Operating Officer	150%	175%
Marie J. Toulantis Chief Executive Officer of Barnes & Noble.com	150%	175%
Joseph J. Lombardi Chief Financial Officer	150%	175%

(1) See the discussion below regarding the maximum incentive-based bonuses payable to certain executive officers under the Company’s 2004 Executive Performance Plan (the “Bonus Plan”).

For fiscal 2008, the annual salary of Mr. Lombardi was increased to $700,000.

In addition to the above bonuses, with respect to Stephen Riggio, Mitchell S. Klipper and Marie J. Toulantis, if the executive achieves his or her specified target, the executive is also entitled to receive a bonus amount equal to the annual per share stock dividend paid by the Company multiplied by the number of Company shares subject to option held by the executive. As with the other performance bonuses, the “dividend” bonus may also be earned in lesser percentages if targets are not achieved by specified amounts. In addition, if Mr. Klipper achieves his specified target, he will receive an additional 33,333 restricted shares of the Company’s common stock, and if Ms. Toulantis achieves her specified target, she will receive an additional 16,666 restricted shares of the Company’s common stock.

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In accordance with the Bonus Plan, the Compensation Committee established that the aggregate performance-based bonuses payable under the Bonus Plan to Stephen Riggio and Mitchell S. Klipper for fiscal 2008 in each case may be up to 1.3% of fiscal 2008 operating income (as defined in the Bonus Plan), may be up to 1.0% of fiscal 2008 operating income for Marie J. Toulantis and Joseph J. Lombardi, and may be up to 0.4% of fiscal 2008 operating income for William F. Duffy (or any executive officer who replaces Mr. Duffy as a “named executive officer” in the Company’s Proxy Statement filed in 2009).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC. (Registrant)

	By:	/s/ Allen Lindstrom
Allen Lindstrom
Vice President, Corporate Controller

Date: March 25, 2008

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